As filed with the Securities and Exchange Commission on May 3, 2013

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-09174

Aegis Value Fund, Inc.
(Exact name of registrant as specified in charter)

6862 Elm Street, Suite 830, McLean, VA 22101
(Address of principal executive offices) (Zip code)

Scott L. Barbee, 6862 Elm Street, Suite 830, McLean, VA 22101
(Name and address of agent for service)

(703) 528-7788
Registrant's telephone number, including area code

Date of fiscal year end: August 31

Date of reporting period:  February 28, 2013

Item 1. Reports to Stockholders.

AEGIS FUNDS

AEGIS **Value Fund** (AVALX)

SEMI-ANNUAL REPORT
FEBRUARY 28, 2013

Shareholders’ Letter

April 11, 2013

To the Shareholders of the Aegis Value Fund:

We are pleased to present the Aegis Value Fund’s Semi Annual Report for the six months ended February 28, 2013.

We take this opportunity to provide a brief overview of the objectives and strategy of the Fund.

The Aegis Value Fund seeks to achieve long-term, capital appreciation while minimizing risk of capital loss. Our strategy is to invest in a well-researched portfolio of small-cap equities trading at a fraction of their intrinsic worth. We believe the equity markets are often inefficient, and we employ a contrarian, company-focused approach, selecting each stock individually on its own merit. We purchase shares in companies when we judge share prices to be significantly undervalued relative to our assessment of fundamental value, focusing on stocks trading at low price-to-book or price-to-future cash flow ratios, segments of the market where academic research shows historical returns have significantly outpaced the overall market. We often invest in companies when they are misunderstood, out of favor, or neglected, and generally hold these companies until share prices reach our estimate of intrinsic value.

From inception of the Aegis Value Fund on May 15, 1998 through March 31, 2013, the Fund has posted a cumulative gain of 427.3%, compared to a cumulative gain of 194.7% in our primary small-cap benchmark, the Russell 2000 Value Index. During the same period, the Russell 2000 Index of small-cap stocks posted a cumulative gain of 145.0%, and the S&P 500 Index of large cap stocks posted a cumulative gain of 85.6%, respectively.*

For the six months ended February 28, 2013, the Fund gained 25.15%, outperforming the Russell 2000 Value Index, which increased 14.56%. The Fund’s gains were driven by strong investment performance by the Fund’s holdings in energy companies such as EPL Oil & Gas, Inc. and Patterson-UTI Energy, Inc. along with specialty chemicals maker American Pacific Corp., and refrigeration and freezer compressor manufacturer Tecumseh Products Co. The Russell 2000 Index gained 13.02% while the S&P 500 gained 8.95%, respectively over the same period.*

*Aegis Value Fund’s one-year, three-year, five-year, ten-year and since inception (5/15/1998) average annual returns for the period ending March 31, 2013 are 32.5%, 17.3%, 11.6%, 12.2% and 11.8%, respectively. Returns include reinvestment of dividends and capital gains. Russell 2000 Value Index one-year, three-year, five-year, ten-year and since inception (5/15/1998) average annual returns for the period ending March 31, 2013 are 18.1%, 12.1%, 7.3%, 11.3% and 7.5%. Russell 2000 Index one-year, three-year, fiveyear, ten-year and since inception (5/15/1998) average annual returns for the period ending March 31, 2013 are 16.3%, 13.5%, 8.2%, 11.5% and 7.0%. S&P 500 Index oneyear, three-year, five-year, ten-year and since inception (5/15/1998) average annual returns for the period ending March 31, 2013 are 14.0%, 12.7%, 5.8%, 8.5% and 4.2%. The Fund has an annualized gross expense ratio of 1.47% per its December 31, 2012 prospectus.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please call 800-528-3780 to obtain performance data current to the most recent month-end.

All historical performance returns shown in this shareholders’ letter for the Aegis Value Fund Inc. are pre-tax returns. This report does not constitute an offer or solicitation of any transaction in any securities. The Aegis Value Fund is offered by prospectus only.

For the most recent performance information, please call us directly at 800-528-3780 or consult your financial advisor. We strongly recommend that you read our first quarter 2013 and other quarterly manager’s letters, which provide additional commentary. For those of you who do not automatically receive our manager’s letter in the mail from your broker, it is available on our website at www.aegisvaluefund.com or by calling us at 800-528-3780. Please be aware that the manager’s letter is not a part of the SEC-mandated Semi Annual Report contained in this booklet.

We look forward to the opportunity to serve as your investment partner in the coming year.

Aegis Financial Corporation

Scott L. Barbee, CFA
Managing Director, Portfolio Manager

Must be preceded or accompanied by Prospectus.

Any recommendation made in this report may not be suitable for all investors. This presentation does not constitute a solicitation or offer to purchase or sell any securities.

Its use in connection with any offering of Fund shares is authorized only in the case of a concurrent or prior delivery of a prospectus.

Mutual fund investing involves risk. Principal loss is possible. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. Investments in smaller companies involve additional risks such as limited liquidity and greater volatility. Value stocks may fall out of favor with investors and underperform growth stocks during given periods. Investments in Real Estate Investment Trusts (REITs) involve additional risks such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments.

Russell 2000 Value Index: A market-capitalization weighted equity index maintained by the Russell Investment Group and based on the Russell 2000 Index, which measures how U.S. stocks in the equity value segment perform.

Russell 2000 Index: An index of approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership, which measures the performance of the small-cap segment of the U.S. equity universe.

S&P 500 Index: An index of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500 Index is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe. One cannot invest directly in an index.

Price-to-Book: A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value per share.

Price-to-Future Cash Flow: A measure of the market’s expectations of a firm’s future financial health. Because this measure deals with cash flow, the effects of depreciation and other non-cash factors are removed.

An investment cannot be made directly in an index.

Fund holdings, sector allocations, and geographic allocations are subject to change and are not a recommendation to buy or sell any security. Please see the schedule of investments provided in this report for the complete listing of Fund holdings.

Fund Distributor: Quasar Distributors, LLC. Quasar Distributors, LLC is affiliated with U.S. Bancorp Fund Services, LLC.

About Your Fund’s Expenses
February 28, 2013
(Unaudited)

Important Note

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. The Aegis Value Fund does not charge a sales load or redemption fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested and held for the entire semi-annual period, September 1, 2012 – February 28, 2013.

Actual expenses

The first line of the table below provides information about actual account values and actual expenses.

Hypothetical example for comparison purposes

The second line of the table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical section of the tables is useful in comparing ongoing cost only, and will not help you determine the relative total cost of owning different funds.

				Expenses Paid
	Beginning	Ending		During Period(2)
	Account Value	Account Value(1)	Annualized	9/1/2012 –
Fund	9/1/2012	2/28/2013	Expense Ratio	2/28/2013
Aegis Value Fund
Actual	$1,000.00	$1,251.50	1.42%	$7.93
Hypothetical	1,000.00	1,024.79	1.42%	7.13
________________
(1)	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2012 to February 28, 2013 after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s actual expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period September 1, 2012 to February 28, 2013 was 25.15%.

(2)	Expenses are equal to the Fund’s annualized expense ratio (1.42%) multiplied by the average account value over the period, multiplied by 181/365 (to reflect the period between 9/1/2012 and 2/28/2013).

Please see performance data disclosure on page 1

You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Key Statistics (Unaudited)

Result of a $10,000 Investment in Aegis Value Fund (assumes investment made on February 28, 2003)

Average Annual Total Returns (As of February 28, 2013)
	AVALX	Russell 2000 Val.

Trailing 1 Year	27.25%	16.89%
Trailing 3 Year	18.45%	13.59%
Trailing 5 Year	11.14%	6.74%
Trailing 10 Year	11.72%	10.96%
_________________
See performance data disclosure on page 1

Returns on both Aegis Value Fund and Russell 2000 Value Index assume reinvestment of all dividends and distributions. Fund returns are after all expenses. Past performance is not predictive of future results. The returns shown do not reflect the deduction of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions.

Portfolio Characteristics
February 28, 2013
(Unaudited)

Industry Breakdown
		% of the Fund's
		Net Assets
Common Stock		89.0%
Aerospace & Defense	1.0%
Airlines	2.5%
Auto Components	1.2%
Capital Markets	1.5%
Chemicals	4.7%
Commercial Banks	0.0%
Commercial Services & Supplies	0.4%
Construction & Engineering	0.3%
Distributors	1.4%
Diversified Financial Services	1.7%
Electronic Equipment, Instruments & Components	5.1%
Energy Equipment & Services	7.4%
Food & Staples Retailing.	0.7%
Food Products	0.3%
Hotels, Restaurants & Leisure	3.6%
Household Durables	4.3%
Independent Power Producers & Energy Traders	0.7%
Insurance	10.1%
IT Services	1.3%
Machinery	5.8%
Marine	0.5%
Media	0.1%
Metals & Mining	5.7%
Multiline Retail	0.9%
Oil, Gas & Consumable Fuels	10.0%
Paper & Forest Products	1.9%
Real Estate Investment Trusts	3.6%
Textiles, Apparel & Luxury Goods	3.4%
Thrifts & Mortgage Finance	0.1%
Tobacco	5.2%
Trading Companies & Distributors	3.6%
Preferred Stock		0.0%
Oil, Gas & Consumable Fuels	0.0%
Warrants*		0.9%
Oil, Gas & Consumable Fuels	0.0%
Insurance	0.9%
Other Assets in Excess of Liabilities		10.1%
Total Net Assets		100.0%

Aegis Value Fund
Schedule of Portfolio Investments
February 28, 2013
(Unaudited)

	Shares	Value
Common Stocks – 89.0%

Consumer Discretionary – 14.9%

Auto Components – 1.2%
Superior Industries International, Inc.	109,003	$2,370,815

Distributors – 1.4%
Core-Mark Holding Co., Inc.(1)	57,971	2,777,970

Hotels, Restaurants & Leisure – 3.6%
Bowl America, Inc. Class A	9,481	117,138
Century Casinos, Inc.(1)	805,044	2,374,880
Frisch’s Restaurants, Inc.	18,486	351,604
Luby’s, Inc.(1)	230,603	1,877,108
Ruby Tuesday, Inc.(1)	332,335	2,439,339
		7,160,069
Household Durables – 4.3%
American Greetings Corp. – Class A	136,963	2,218,801
Bassett Furniture Industries, Inc.	350,274	5,096,487
Retail Holdings N.V.(2)	57,305	1,174,752
		8,490,040
Media – 0.1%
Ballantyne Strong Inc.(1)	60,293	217,658

Multiline Retail – 0.9%
ALCO Stores Inc.(1)(4)	231,978	1,839,585

Textiles, Apparel & Luxury Goods – 3.4%
Delta Apparel, Inc.(1)	356,162	5,837,495
Tandy Brands Accessories, Inc.(1)	348,892	247,713
Unifi, Inc.(1)	51,248	802,544
		6,887,752
Total Consumer Discretionary		29,743,889

Consumer Staples – 6.2%
Food & Staples Retailing – 0.7%
Nash Finch Co	72,637	1,392,451

Food Products – 0.3%
Thorntons PLC(2)	710,000	635,616

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund
Schedule of Portfolio Investments – (continued)
February 28, 2013
(Unaudited)

	Shares	Value
Common Stocks – Continued

Tobacco – 5.2%
Alliance One International, Inc.(1)	2,780,608	$10,371,668
Total Consumer Staples		12,399,735

Energy – 17.4%

Energy Equipment & Services – 7.4%
Cal Dive International, Inc.(1)	2,149,585	3,890,749
Leader Energy Services Ltd.(1)	353,933	96,098
Mitcham Industries, Inc.(1)	49,697	762,849
Patterson-UTI Energy, Inc.	335,150	7,822,401
TETRA Technologies, Inc.(1)	229,525	2,118,516
		14,690,613
Oil, Gas & Consumable Fuels – 10.0%
Endeavour International Corp.(1)	50,058	126,647
EPL Oil & Gas, Inc.(1)	332,767	8,562,095
Magnum Hunter Resources, Corp.(1)	647,150	2,504,471
Questerre Energy Corp. – Class A(1)	1,593,800	1,205,492
WPX Energy Inc.(1)	430,450	6,108,085
ZaZa Energy Corp.(1)	939,842	1,494,349
		20,001,139
Total Energy		34,691,752

Financials – 17.0%
Capital Markets – 1.5%
BKF Capital Group, Inc.(1)	63,176	65,387
SWS Group, Inc.(1)	443,113	2,840,354
		2,905,741
Commercial Banks – 0.0%
Citizens Bancshares Corp.	3,024	16,148
Diversified Financial Services – 1.7%
California First National Bancorp.	220,505	3,391,367

Insurance – 10.1%
American Safety Insurance Holdings Ltd.(1)(2)	375,201	8,640,879
Aspen Insurance Holdings Ltd.(2)	211,200	7,573,632
White Mountains Insurance Group Ltd(2)	7,100	4,011,500
		20,226,011

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund
Schedule of Portfolio Investments – (continued)
February 28, 2013
(Unaudited)

	Shares	Value
Common Stocks – Continued

Real Estate Investment Trusts (REITs) – 3.6%
BRT Realty Trust(1)	472,798	$3,503,433
CommonWealth REIT	141,255	3,566,689
KEYreit(2)	11,000	73,600
Vestin Realty Mortgage I, Inc.(1)	26,809	27,613
		7,171,335
Thrifts & Mortgage Finance – 0.1%
First Federal of Northern Michigan Bancorp, Inc.(1)	35,640	160,024
Total Financials		33,870,626

Industrials – 14.1%
Aerospace & Defense – 1.0%
The Allied Defense Group, Inc.(1)(5)	1,599	5,037
Sypris Solutions, Inc.	496,880	2,057,083
		2,062,120
Airlines – 2.5%
Dart Group PLC(2)	1,681,578	3,699,028
Republic Airways Holdings, Inc.(1)	123,523	1,162,351
		4,861,379
Commercial Services & Supplies – 0.4%
Versar, Inc.(1)	156,015	705,188

Construction & Engineering – 0.3%
Integrated Electrical Services, Inc.(1)	112,101	650,186

Machinery – 5.8%
Hardinge, Inc.	262,597	3,434,769
Tecumseh Products Co. Class A(1)(4)	513,842	4,655,408
Tecumseh Products Co. Class B(1)(4)	400,369	3,531,255
		11,621,432
Marine – 0.5%
Baltic Trading Ltd.(2)	100,691	370,543
Globus Maritime Ltd.(2)	179,992	340,185
Ultrapetrol (Bahamas) Ltd.(1)(2)	122,617	288,150
		998,878

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund
Schedule of Portfolio Investments – (continued)
February 28, 2013
(Unaudited)

	Shares	Value
Common Stocks – Continued

Trading Companies & Distributors – 3.6%
Aircastle Ltd.(2)	521,728	$7,027,676
Huttig Building Products, Inc.(1)	90,033	216,979
		7,244,655
Total Industrials		28,143,838

Information Technology – 6.4%
Electronic Equipment, Instruments &
Components – 5.1%
Frequency Electronics, Inc.(1)	174,383	1,776,963
Ingram Micro, Inc. – Class A(1)	245,900	4,637,674
Sanmina – SCI Corp.(1)	371,490	3,804,057
		10,218,694
IT Services – 1.3%
StarTek, Inc.(1)
Total Information Technology	486,842	2,443,947
		12,662,641
Materials – 12.3%

Chemicals – 4.7%
American Pacific Corp.(1)(4)	504,650	9,336,025

Metals & Mining – 5.7%
Amerigo Resources Ltd.(2)	3,383,300	2,188,995
AuRico Gold Inc.(2)	307,210	1,932,351
Coeur d’Alene Mines Corp.(1)	99,750	1,896,247
Dalradian Resources Inc.(1)(2)	173,050	171,320
Horsehead Holding Corp.(1)	78,466	829,386
International Tower Hill Mines Ltd.(1)(2)	282,749	460,881
McEwen Mining, Inc.(1)	739,344	1,796,606
Mercator Minerals Ltd(1)(2)	9,500	3,933
Olympic Steel Inc.	103,685	2,143,169
		11,422,888
Paper & Forest Products – 1.9%
Resolute Forest Products(1)	271,824	3,751,171
Total Materials		24,510,084

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund
Schedule of Portfolio Investments – (continued)
February 28, 2013
(Unaudited)

	Shares	Value
Utilities – 0.7%
Independent Power Producers & Energy
Traders – 0.7%
Maxim Power Corp.(1)	493,200	$1,334,330
Total Utilities		1,334,330
Total Common Stocks (Cost $151,865,553)		177,356,895

Preferred Stocks – 0.0%
Energy – 0.0%
Oil, Gas & Consumable Fuels – 0.0%
ATP Oil & Gas Corp.(3)	10,600	5,830
Total Preferred Stocks (Cost $1,094,550)		5,830

Warrants – 0.9%
Energy – 0.0%
Oil, Gas & Consumable Fuels – 0.0%
Magnum Hunter Resources, Corp., Exercise
Price: $10.50, 10/14/2013(1)	11,515	1,526
Total Energy		1,526

Financials – 0.9%
Insurance – 0.9%
American International Group, Inc., Exercise
Price: $45.00, 01/19/2021(1)	135,279	1,872,261
Total Financial		1,872,261
Total Warrants (Cost $839,944)		1,873,787
Total Investments – 89.9% (Cost $153,800,047)		179,236,512
Other Assets in Excess of Liabilities – 10.1%		20,057,824
Net Assets – 100.0%		$199,294,336
________________________
(1)	Non-income producing securities.
(2)	Foreign security denominated in U.S. Dollars.
(3)
144A – Represents a security sold under Rule 144A which is exempt from registration and may be resold to qualified institutional buyers under provisions of Rule 144A under the Securities Act of 1933, as amended.

(4)	Affiliated Company – The Fund is owner of more than 5% of the outstanding voting securities. See notes to the Financial Statements for additional information on Investments in Affiliated Companies.
(5)	Security was fair valued in accordance with the policies and procedures approved by the Board of Directors.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund
Statement of Assets and Liabilities
February 28, 2013
(Unaudited)

Assets
Investments in unaffiliated companies/securities,
at value (cost $139,167,293)	$159,874,239
Investments in affiliated companies*/securities,
at value (cost $14,632,754)	19,362,273
Total investments in securities, at value (cost $153,800,047)	$179,236,512
Interest and dividends receivable	147,663
Receivable for investment securities sold	724,243
Receivable for Fund shares sold	2,859,542
Cash	21,652,984
Prepaid assets	19,555
Total Assets	204,640,499

Liabilities
Payable for investment securities purchased	5,040,228
Payable for Fund shares redeemed	59,850
Payable to Investment Advisor	180,125
Other payables	65,960
Total Liabilities	5,346,163
Net Assets	$199,294,336

Net assets consist of:
Paid-in capital	189,161,476
Undistributed net investment income	1,091,813
Accumulated net realized loss on investments and foreign
currency transactions	(16,395,418)
Net unrealized appreciation on investments and foreign
currency transactions	25,436,465
Net Assets	$199,294,336

Capital Shares
Authorized (Par value $0.001 per share)	100,000,000
Outstanding	10,944,346
Net asset value per share	$18.21
___________________
* Please refer to Note 6 for additional details.

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund
Statements of Operations
For the Six Months Ended February 28, 2013
(Unaudited)

Investment Income
Dividends from unaffiliated companies#	$2,251,364
Total investment income	2,251,364

Expenses
Investment advisory fees	937,836
Fund servicing fees	54,727
Transfer agent & custody fees	29,684
Printing and postage fees	23,251
Registration fees	18,134
Directors & chief compliance officer fees	16,518
Audit fees	11,807
Insurance fees	9,513
Legal fees	7,334
Miscellaneous fees	927
Total expenses	1,109,731
Net Investment Income	1,141,633

Realized and unrealized gain on investments and foreign
currency transactions:
Net realized gain from:
Investments in unaffiliated companies	11,082,196
Net realized gain on investments and foreign currency
transactions	11,082,196

Change in net unrealized appreciation/depreciation on:
Investments in unaffiliated companies	16,723,785
Investments in affiliated companies	6,562,960
Net change in unrealized appreciation/depreciation on
investments and foreign currency translations	23,286,745
Net realized and unrealized gain on investments and foreign
currency transactions	34,368,941
Net increase in net assets resulting from operations	$35,510,574
__________________
# Net of foreign tax withholding of $13,763.

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund
Statements of Changes in Net Assets
For the Periods Ended

	Six Months Ended February 28, 2013	Year Ended August 31, 2012
	(Unaudited)

Operations:
Net investment income	$1,141,633	$35,881
Net realized gain (loss) on investments
and foreign currency transactions	11,082,196	(3,919,288)
Change in unrealized appreciation/depreciation
on investments and foreign currency
transactions	23,286,745	18,524,962
Net increase in net assets resulting
from operations	35,510,574	14,641,555

Distributions
Net investment income	(102,561)	—
Net decrease in net assets resulting from
distributions paid	(102,561)	—

Capital share transactions*
Subscriptions	34,879,116	15,653,786
Distributions reinvested	97,823	—
Redemptions	(17,372,030)	(36,111,349)
Net increase (decrease) in net assets resulting
from capital share transactions	17,604,909	(20,457,563)
Total Increase (Decrease) in Net Assets	53,012,922	(5,816,008)

NET ASSETS
Beginning of period	146,281,414	152,097,422
End of period	$199,294,336	146,281,414
Undistributed net investment income at
end of period	$1,091,813	$52,741
*Share information
Subscriptions	1,986,875	1,165,718
Distributions reinvested	6,042	—
Redemptions	(1,096,990)	(2,678,153)
Net increase (decrease) in shares	895,927	(1,512,435)
Beginning shares	10,048,419	11,560,854
Ending share.	10,944,346	10,048,419

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund
Financial Highlights

The table below sets forth financial data for a share outstanding in the Fund throughout each period presented:

	For the Six Months Ended February 28,		Years Ended August 31,
	2013		2012	2011	2010	2009	2008
	(Unaudited)
Per Share Data
Net asset value,
beginning of period	$14.56		$13.16	$10.52	$8.99	$12.49	$14.53

Income from investment
operations:
Net investment income
(loss)*	0.11		0.00	(0.10)	(0.05)	0.05	0.33
Net realized and
unrealized gain (loss)
on investments and
foreign currency
transactions	3.55		1.40	2.74	1.59	(3.05)	(1.37)
Total from investment
operations	3.66		1.40	2.64	1.54	(3.00)	(1.04)

Less distributions to
shareholders from:
Net investment income	(0.01)		—	—	(0.01)	(0.34)	(0.12)
Net realized capital
gains	—		—	—	—	(0.16)	(0.88)
Total Distributions	(0.01)		—	—	(0.01)	(0.50)	(1.00)

Net asset value, end
of period	$18.21		$14.56	$13.16	$10.52	$8.99	$12.49
Total investment return	25.15	%(1)	10.64%	25.10%	17.98%	(21.60)%	(7.17)%
Ratios (to average net
assets)/Supplemental
data:
Expenses after fee
waiver	1.42	%(2)	1.47%	1.48%	1.45%	1.50%	1.43%
Expenses before fee
waiver	1.42	%(2)	1.47%	1.48%	1.43%	1.53%	1.43%
Net investment income/
(loss)	1.46	%(2)	0.02%	(0.72)%	(0.50)%	0.25%	2.10%
Portfolio turnover	16	%(1)	20%	29%	50%	31%	35%
Net assets at end of
period (000’s)	$199,294		$146,281	$152,097	$144,824	$124,146	$205,739
_____________________
*   Per share net investment income/(loss) was calculated prior to tax adjustments.
(1) Not Annualized
(2) Annualized

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
February 28, 2013
(Unaudited)

1. The Organization

Aegis Value Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified open-end management company. The Fund was incorporated October 22, 1997 in the State of Maryland and commenced operations May 15, 1998.

The Fund’s principal investment goal is to seek long-term capital appreciation by investing primarily in common stocks that are believed to be significantly undervalued relative to the market based on a company’s book value, revenues, or cash flow. Refer to the current Prospectus for additional information about the Fund.

2. Summary of Significant Accounting Policies

Security valuation. Investments in securities traded on a national securities exchange (or reported on the NASDAQ National Market) are stated at the last reported sales price or a market’s official close price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last close price, or the average of bid and ask price for NASDAQ National Market securities. Short-term notes are stated at amortized cost, which is equivalent to value. Restricted securities, securities for which market quotations are not readily available, and securities with market quotations that Aegis Financial Corporation (the “Advisor”) does not believe are reflective of market value are valued at fair value as determined by the Advisor under the supervision of the Board of Directors. The valuation assigned to fair valued securities for purposes of calculating the Fund’s net asset value (“NAV”) may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs. Where a security is traded in more than one market, which may include foreign markets, the securities are generally valued on the market considered by the Advisor to be the primary market. The Fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing currency exchange rates.

In accordance with the Financial Accounting Standard Board (“FASB”) Accounting Standard Codification (“ASC”) 820, Fair Value Measurements and Disclosure, fair value is defined as the price that a fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below:

Notes to Financial Statements – (continued)
February 28, 2013
(Unaudited)

2. Summary of Significant Accounting Policies – (continued)

●
Level 1 – quoted prices in active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

●
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) Quoted prices for identical or similar assets in markets that are not active. Inputs that are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

●	Level 3 – significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

Common stocks, preferred stocks and warrants. Securities traded or dealt in upon one or more domestic securities exchanges, excluding the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”), and not subject to restrictions against resale shall be valued on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities at the last quoted sales price or in the absence of a sale, at the mean of the last bid and asked prices. Securities traded or dealt in upon the NASDAQ and not subject to restrictions against resale shall be valued in accordance with the NASDAQ Official Closing Price. Securities traded on the NASDAQ Stock Market for which there were no transactions on a particular day are valued at the mean of the last bid and asked prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Stocks traded on inactive markets or valued by reference to similar instruments are categorized in Level 2.

Short-term investments. Short-term investments are valued using amortized cost which approximates fair value. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy.

Notes to Financial Statements – (continued)
February 28, 2013
(Unaudited)

2. Summary of Significant Accounting Policies – (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s investments as of February 28, 2013:

	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$28,451,999	$1,291,890	$—	$29,743,889
Consumer Staples	11,764,119	635,616	—	12,399,735
Energy	34,691,752	—	—	34,691,752
Financials	33,789,091	81,535	—	33,870,626
Industrials	28,138,801	—	5,037	28,143,838
Information Technology	12,662,641	—	—	12,662,641
Materials	24,338,764	171,320	—	24,510,084
Utilities	1,334,330	—	—	1,334,330

Preferred Stock
Energy	—	5,830	—	5,830

Warrants
Energy	—	1,526	—	1,526
Financials	1,872,261	—	—	1,872,261
Total	$177,043,758	$2,187,717	$5,037	$179,236,512

Notes to Financial Statements – (continued)
February 28, 2013
(Unaudited)

2. Summary of Significant Accounting Policies – (continued)

Fair Value Measurement Using Significant Unobservable Inputs (Level 3)	Investments in Securities Period Ended 2/28/2013
Beginning Balance as of 8/31/12	$5,037
Unrealized gain included in earnings	—
Unrealized losses included in earnings	—
Realized gain included in earnings	—
Realized losses included in earnings	—
Purchase	—
Sales	—
Transfer into Level 3 during the year	—
Transfer out of Level 3 during the year	—
Ending Balance as of 2/28/13	$5,037

The amount of total gains or losses for the period
included in net increase (decrease) in net assets
applicable to outstanding shares attributed to the
change in unrealized gains or losses relating to assets
still held at the reporting date	$—

During the six months ended February 28, 2013, there was a transfer of $818,141 into Level 2 from Level 1 and there was a transfer of $4,208,621 into Level 1 from Level 2. During the six months ended February 28, 2013, there were no transfers into or out of Level 3. The transfers from Level 2 to Level 1 were due to certain securities switching from a direct quote in an active market to an evaluated price obtained from the pricing vendor. The transfers from Level 1 to Level 2 were due to the opposite occurring. The basis for recognizing and valuing transfers is as of the end of the period in which the transfers occur.

Foreign risk and currency translation. The Fund may invest directly in foreign securities. Financial market fluctuations in any country where the Fund has investments will likely affect the value of the securities that the Fund owns in that country. These movements will affect the Fund’s share price and investment performance. The political, economic, and social structures of some countries may be less stable and more volatile than those in the United States. The risks of foreign markets include currency fluctuations, possible nationalization or expropriation of assets, extraordinary taxation or exchange controls, political or social instability, unfavorable diplomatic developments, and certain custody and settlement risks. In addition to these risks, many foreign markets have less trading volume and less liquidity than the U.S. markets, and therefore prices in foreign markets can be highly volatile.

Notes to Financial Statements – (continued)
February 28, 2013
(Unaudited)

2. Summary of Significant Accounting Policies – (continued)

Foreign markets may also have less protection for investors than the U.S. markets. Foreign issuers may be subject to less government supervision. It may also be difficult to enforce legal and shareholder/bondholder rights in foreign countries. There is no assurance that the Fund will be able to anticipate these risks or counter their effects.

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gains or losses from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at each reporting period, resulting from changes in the exchange rate.

Federal income and excise taxes. The Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all investment company taxable income and net capital gain to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income tax provision is required.

Distributions to shareholders. Distributions to Fund shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Distributions of net investment income, if any, are made at least annually. Net realized gains from investment transactions, if any, will be distributed to shareholders at least annually. The character of distributions made during the year from net investment income or net realized gain may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense, and gain/(loss) items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Notes to Financial Statements – (continued)
February 28, 2013
(Unaudited)

2. Summary of Significant Accounting Policies – (continued)

Use of estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Security Transactions, Income and Expenses. The Fund records security transactions based on the trade date. Gains and losses on security transactions are determined on a specific identification basis. Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis and includes accretion of discounts and amortization of premiums. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Indemnifications. In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3. Advisory Fees and Other Transactions with Affiliates

The Fund entered into an investment management and advisory services agreement (the “Agreement”) with the Advisor that provides for fees to be computed at an annual rate of 1.20% of the Fund’s average daily net assets. The Agreement provides for an expense reimbursement from the Advisor if the Fund’s expenses, exclusive of taxes, interest, fees incurred in acquiring or disposing of portfolio securities, and extraordinary expenses, exceed 1.50% of the Fund’s average daily net assets. The Agreement shall remain in force through December 31, 2013. Either party may terminate the Agreement anytime upon sixty (60) days written notice to the other party.

As part of the expense limitation agreement, the Fund has agreed to repay the Advisor for amounts waived or reimbursed by the Advisor provided that such repayment does not cause the Fund’s expenses, exclusive of taxes, interest, fees incurred in acquiring or disposing of portfolio securities, and extraordinary expenses, to exceed 1.50% and the repayment is made within three years after the year in which the Advisor incurred the expense. There are no allowable recapturable amounts as of February 28, 2013.

Notes to Financial Statements – (continued)
February 28, 2013
(Unaudited)

3. Advisory Fees and Other Transactions with Affiliates – (continued)

Certain officers and directors of the Fund are also officers and directors of the Advisor. The Fund pays each director not affiliated with the Advisor fees in cash or Fund shares of $1,000 for each attended board meeting and $500 for each attended committee meeting. In addition, the Fund pays the chief compliance officer a yearly amount of $20,000, paid on a quarterly basis.

4. Investment Transactions

Purchases and sales of long-term investment securities (excluding short-term investments) were $24,146,615 and $25,849,975, respectively, for the six months ended February 28, 2013.

5. Distributions to Shareholders and Tax Components of Net Assets

At August 31, 2012, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Tax cost of investments	$142,761,168
Unrealized appreciation	29,673,129
Unrealized depreciation	(27,646,400)
Net unrealized appreciation	$2,026,729

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

The tax character of distributions paid during the six months ended February 28, 2013 and the tax year ended August 31, 2012 were as follows:

	2013	2012
Distribution paid from:
Ordinary Income	$102,561	$—

As of August 31, 2012, the Fund had the following capital loss carryover and expirations. To the extent that the Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryforwards in the character noted below.

Year Recognized	Expires	ST	LT
August 2011	8/31/2018	22,972,112	—
August 2012	Unlimited	—	3,823,52
Total		22,972,112	3,823,520

Notes to Financial Statements – (continued)
February 28, 2013
(Unaudited)

5. Distributions to Shareholders and Tax Components of Net Assets – (continued)

At August 31, 2012, the Fund deferred, on a tax basis, qualified late year losses, consisting of post-October losses, as follows:

Currency	Capital
—	(558,991)

For the tax year ended August 31, 2012, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income .	$52,741
Distributable earnings	$52,741
Other accumulated gain/(loss)	$(27,354,623)
Unrealized appreciation on investments	2,026,729
Total accumulated earnings/(deficit)	$(25,275,153)

On the statement of assets and liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended August 31, 2012. The following reclassifications were primarily a result of the differing book/tax treatment of distributions from real estate investment trusts and net operating losses and had no impact on the net assets of the Fund.

Undistributed net investment income/(loss)	$16,860
Accumulated realized gains/(losses. .	(37,872)
Paid-in Capital	$21,012

GAAP requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

GAAP requires management of the Fund to analyze all open tax years, as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the year ended August 31, 2012, the Fund did not have a liability for any unrecognized tax benefits. The Fund files a U.S. are subject to examination by the IRS for a period of three fiscal years after they are filed.

Notes to Financial Statements – (continued)
February 28, 2013
(Unaudited)

5. Distributions to Shareholders and Tax Components of Net Assets – (continued)

The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

6. Investments in Affiliated Companies

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Companies which are affiliates of the Fund at year-end are noted in the Fund’s schedule of portfolio investments. Transactions during the semi-annual period ended February 28, 2013 with the companies which are or were affiliates are as follows:

	Value				Dividends	Value
	Beginning		Sale	Realized	Credited	End
	of Period	Purchases	Proceeds	Gain/Loss	to Income	of Period
ALCO Stores Inc	$1,649,363	$—	$—	$—	$—	$1,839,585
American Pacific Corp	6,447,191	—	—	—	—	9,336,025
Tecumseh Products Co Class A**	2,718,224	—	—	—	—	4,655,408
Tecumseh Products Co Class B
	$2,238,063	—	—	—	—	3,531,255
	13,052,841	$—	$—	$—	$—	$19,362,273
_________________
** Class A shares of Tecumseh Products Co. did not reflect affiliated status as of August 31, 2012 or February 28, 2013. Holdings in Class B shares represent more than 5% of the outstanding shares of that class, and more than 5% of the voting control of the company, therefore Tecumseh Products Co. remains an affiliated company of Aegis Value Fund.

7. Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the period ended February 28, 2013, events and transactions subsequent to February 28, 2013, have been evaluated by management for possible adjustment and/or disclosure. Management has determined that there were no material events that would require disclosure in the Fund’s financial statements.

Other Information
(Unaudited)

Fund Holdings:

The complete schedules of Fund holdings for the second and fourth quarters of each fiscal year are contained in the Fund’s semi-annual and annual shareholder reports, respectively. The Fund files complete schedules of Fund holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Form N-Q are available without charge, upon request, by contacting the Fund at 1-800-528-3780 and on the SEC’s website at http://www.sec.gov. You may also review and copy Form N-Q at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

Code of Ethics:

The Fund has adopted a code of ethics applicable to its principal executive officer and principal financial officer. A copy of this code is available without charge, by calling the Fund at 800-528-3780.

Proxy Voting:

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, by calling the Fund at 800-528-3780. Information regarding how the Fund voted proxies, if any, relating to portfolio securities during the most recent 12-month period ended June 30, 2012 is available upon request, without charge, by calling 800-528-3780. The Fund’s proxy voting policies and procedures and voting record are also available on the Commission’s website at http://www.sec.gov.

Basis for the Board’s Approval of Advisory Agreement

At a meeting held on October 10, 2012, the Board considered and approved the advisory agreement (the “Agreement”) between the Fund and Aegis Financial Corporation (“AFC”). The Board based its approval of the Agreement on its review of information provided by AFC. Such information included information provided by AFC in response to a request for information made pursuant to Section 15(c) of the 1940 Act (the “Section 15(c) Information”).

In its deliberations on the Agreement, the Board considered the Section 15(c) Information provided to it by AFC and contained in the Board materials. The Board did not identify any particular aspect of the Section 15(c) Information that was all important or controlling, and evaluated all information available to it. The Board concluded that the terms of the Agreement are appropriate, that the fees to be paid by the Fund are reasonable in light of the services to be provided to the Fund and that the Agreement should be renewed. In approving the renewal of the Agreement, the Board, including the Independent Directors, considered and reached the following conclusions with respect to the following factors.

A. Nature, Extent and Quality of Services Provided by AFC

The Board reviewed and considered the scope of services provided by AFC to the Fund as well as the nature and quality of the services provided by AFC to the Fund. The Board evaluated information concerning AFC’s discretionary investment advisory services and AFC’s compliance policies and procedures, including its trade allocation and brokerage allocation procedures. The Board considered information regarding AFC’s resources and compensation arrangements, including its in-house research capabilities and recent changes to personnel, and AFC’s future plans for the Fund. On the basis of these and other factors, the Board determined that the scope and nature and quality of the services provided by AFC were consistent with its duties under the Agreement and appropriate and consistent with the investment program of the Fund, and concluded that the nature and quality of services provided by AFC to the Fund were appropriate.

B. The Investment Performance of the Funds and AFC

In connection with its review, the Board reviewed information prepared by AFC comparing the Fund’s performance with the performance of its benchmark and the performance of comparable funds. The Board considered that some of the information was derived from information made available publicly on Morningstar.com (an independent research service) and some of the information was derived from information provided by the Fund’s administrator (i.e., information regarding the performance of the Fund for the recent 9-month period ended September 30, 2012 and the 1-year, 3-year, 5-year and 10-year and since inception periods ended September 30, 2012). The Board noted that AFC subscribes to Morningstar.com, but does not pay for any particular research information.

The Board noted that during the most recent 9-month period ended September 30, 2012, the Aegis Value Fund returned 16.76%, outperforming the return of its benchmark index, the Russell 2000 Value Index, which returned 14.37% during same period. For the 1-year, 3-year, 5-year and 10-year periods ended September 30, 2012, the Fund returned 31.17%, 16.07%, 4.57% and 9.46% (average annual total return), compared to 32.63%, 11.73%, 1.35% and 9.69% for the Russell 2000 Value Index. Since inception on May 15, 1998 through September 30, 2012, the Fund has an average annual return of 10.52% versus 6.75% for the Russell 2000 Value Index. The Board also considered information comparing the performance of the Aegis Value Fund with the performance of more than 300 U.S. small-cap value funds.

Based on the Fund’s comparative performance information presented at the meeting, the Board concluded that the Fund’ performance was satisfactory.

C. AFC Profitability

The Board reviewed AFC’s profitability estimates. The Board considered representations made by AFC with respect to (i) the profitability of managing the Fund to the Adviser, (ii) expenses reimbursed by the Adviser under the Fund’s Expense Limitation Agreement, and (iii) other benefits accruing to AFC as a result of its relationship with the Fund. Those benefits include the fact that the Fund’s public performance record may at times attract inquiries regarding AFC’s advisory services and may result in the acquisition of new advisory clients. The Board determined that these factors would not prevent the Board from approving the continuation of the Agreements.

D. Economies of Scale

The Board reviewed information regarding economies of scale or other efficiencies resulting from increases, if any, in the Fund’s asset levels. The Board considered economies of scale and whether existing fees might require adjustment. The Board noted that, from September 2011 to September 2012, the assets of the Aegis Value Fund increased from $131.9 million to $152.3 million.

The Board did not believe that any modification of existing fee levels was necessary in light of the fact that the Fund’s total annual expense ratio (after taking into account the Expense Limitation Agreement) was comparable to the average expense ratio of the Fund’s peers included in the information prepared by AFC.

E. Comparisons of the Services to be Rendered and Fee Amounts

The Board reviewed the fees paid to AFC and the Fund’s overall expense ratio and considered whether the fees were reasonable in light of the services provided and the fees charged by other advisers to peer group funds. In evaluating the Fund’s advisory fees, the Board also took into account the demands, complexity and quality of the investment management of the Fund and the Adviser’s commitments to continue the existing expense limitation agreements through at least the annual update periods ending on December 31, 2013 for the Fund.

With respect to the Fund, the Board noted that the Fund paid an advisory fee of 1.20% of net assets during fiscal 2012 and that other Fund expenses were 0.28%, for a total expense ratio of 1.48%. The Board noted that according to a search of small-cap value funds on Morningstar.com, the peer group median gross expense ratio of the 369 small cap value funds is 1.51% and the peer group median net expense ratio of those funds is 1.36%. The Board also noted that the median management fee percentage of the 369 small cap value funds currently tracked by Morningstar is 0.85%, with the median size of the funds being $224.4 million. They also considered expense ratio and management fee information for the comparable funds to which they had compared the Fund’s performance.

The Board considered information concerning the fees charged by the Adviser to its managed accounts and the strategies employed for those accounts. They also considered the differences between the services provided to those accounts by the Adviser and the services provided to the Funds by the Adviser.

The Board concluded that the Fund’s advisory fee was reasonable in light of the quality and nature of the services provided by AFC and that the Fund’s overall expense ratio was reasonable in light of its small size and the expense ratios of other similarly situated funds.

AEGIS MUTUAL FUNDS PRIVACY NOTICE
(This information is not part of the Semi-Annual Report)

The Aegis Mutual Funds consider protecting the confidentiality of nonpublic personal information of our shareholders to be of the utmost importance. This privacy notice describes the information that we may collect, when we may disclose that information, and how we maintain the security and confidentiality of your nonpublic personal information.

Information We Collect

    The Aegis Mutual Funds collect and retain information about you only when we reasonably believe that the information will assist us in managing your accounts. We collect certain information to protect your account, to ensure accuracy in reporting and recordkeeping, and to identify you when we conduct transactions for you. The information is also used to comply with certain laws and regulations that may apply to us and to help us understand your financial needs as we design or improve our products and services. We will also use your information to administer your account and transactions. We collect nonpublic personal information about you from the following sources:

•	Your application or other forms, correspondence or conversations (examples include name, date of birth, address and Social Security Number); and

•	Your transactions with us (examples include account activity and balances).

Information We Disclose

We understand that you expect the personal information you have entrusted to us to be handled with great care. We may share information about you under agreements with our service providers in order for our service providers to provide shareholder services and administer the funds, to process transactions, or to manage accounts for you. We share only information about our recordkeeping or transactions involving you or your account, such as your name, address, Social Security Number, account activity and account balances. We do not sell your nonpublic personal information. The Aegis Mutual Funds do not disclose nonpublic personal information about our shareholders to nonaffiliated third parties, except as permitted by applicable law. In all cases, your information is strictly protected. Each agreement requires that service providers keep the personal nonpublic information strictly confidential and use it only for the purpose for which it was intended.

Former Shareholders

    The personal nonpublic information of former shareholders is treated in the same manner as the information of current shareholders.

Confidentiality and Security

    The Aegis Mutual Funds restrict access to your nonpublic personal information to those individuals who need to know the information in order to provide product and services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information. We recommend that you carefully protect your personal information and not provide your account name or number to anyone for any reason. If you choose to provide this information to a third party, you do so at your own risk.

AEGIS FUNDS

Aegis Value Fund
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
Phone: (800) 528-3780
www.aegisvaluefund.com

Board of Directors
Scott L. Barbee
David A. Giannini
Eskander Matta
V. Scott Soler

Officers
Scott L. Barbee, President
Sarah Q. Zhang, Treasurer/Secretary/
Chief Compliance Officer

Investment Advisor
Aegis Financial Corporation
6862 Elm Street, Suite 830
McLean, VA 22101

Custodian
U.S. Bank, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Administrator, Transfer Agent and Fund Accountant
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm
BBD, LLP
1835 Market Street, 26th Floor
Philadelphia, Pennsylvania 19103

Counsel
Seward & Kissel, LLP
901 K Street N.W.
Washington, DC 20001

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics or amendment thereto, incorporated by reference to the Registrant’s Form N-CSR filed November 6, 2008

(2) Certification for the President/Chief Executive Officer and Treasurer/Chief Financial Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Aegis Value Fund, Inc.

By /s/ Scott L. Barbee
      Scott L. Barbee, President

Date  4/29/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Scott L. Barbee
      Scott L. Barbee, President

Date 4/29/13

By /s/ Sarah Q. Zhang
      Sarah Q. Zhang, Treasurer

Date 4/29/13